UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2004

SALESTACTIX, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-26285	87-0419387
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

18101 Von Karman Avenue, Suite 330, Irvine, CA	92612
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 888-798-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K, as well as other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings"), contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant's management as well as estimates and assumptions made by the Registrant's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "intend", "plan" or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant's management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant's industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Section 8 - Other Events

Item 8.01 Other Events.

SalesTactix, Inc. (the "Company") previously announced in Forms 8-K filed with the Securities and Exchange Commission (the "Commission") on June 24, 2004 and September 7, 2004 that the Company has acquired, in a series of acquisitions, all of the outstanding capital stock of NBD Marketing, Inc., a California corporation ("NBD"), and SalesWare, Inc., a Nevada corporation ("SalesWare"), and has formed an acquisition subsidiary, xSellsys, Inc., a California corporation ("xSellsys"), to acquire substantially all of the assets and liabilities of CRM SalesWare, Inc., a California corporation ("CRM SalesWare", and together with  NBD and its wholly-owned subsidiary Prospect Works, SalesWare, and CRM SalesWare, the "Acquired Companies") (collectively, the "Acquisitions").   On October 6, 2004, the Acquired Companies, William Noonan, Vincent Michael Keyes III, and Thomas Ketchum filed a complaint in Orange County Superior Court, Case No. 04CC00669 against the Company, Scott Absher, George LaFevre and Mark Absher. In this complaint, among other causes of action, the plaintiffs sought rescission of the acquisition agreements and alleged the defendants made various representations prior to entering into the agreements that justify rescission. The Company is currently involved in discussions with NBD, SalesWare and CRM SalesWare to unwind the Acquisitions and place all parties in the same position that they were in as of June 20, 2004 prior to the Acquisitions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SALESTACTIX, INC.
(Registrant)

Date: October 22, 2004.
/s/ Scott W. Absher
Scott W. Absher Chief Executive Officer, President and Secretary

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